Exhibit 4.30

Equity Interest Pledge Agreement

This Equity Interest Pledge Agreement (this “Agreement”) has been executed by and among the following parties on June 1, 2018 in Beijing, the People’s Republic of China (“China” or the “PRC”):

Party A:	Beijing Yiliulinger Information Technology Co., Ltd (hereinafter the “Pledgee”), a wholly-owned subsidiaries of wholly foreign owned enterprise, organized and existing under the laws of the PRC, with its address at Room 305, Building 4, Yard 13, Kaifang East Road, Huairou District, Beijing;

Party B:	Xiaoliang Lei (hereinafter the “Pledgor”), a Chinese citizen with Chinese Identification No.: ***; and

Party C:	Hainan Miaoka Network Technology Co., Ltd., a limited liability company organized and existing under the laws of the PRC, with its address at Room 201, Building A18, Hainan Ecological Software Park, High-tech Industries Demonstration Zone, Laocheng District, Hainan.

In this Agreement, each of the Pledgee, the Pledgor and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

Whereas:

1.

The Pledgor is a citizen of China who as of the date hereof holds RMB 500,000 in the registered capital of Party C. Party C is a limited liability company registered in Hainan, China, engaging in development and operation of internet products. Party C acknowledges the respective rights and obligations of the Pledgor and the Pledgee under this Agreement, and intends to provide any necessary assistance in registering the Pledge; To ensure that Party C fully and timely pays the Secured Indebtedness and any or all of the payments under the Transaction Documents payable to the Pledgee, including but not limited to the management fees and service fees provided in the Transaction Documents (whether such fees become due and payable due to the arrival of the maturity date, advance payment requirements or any other reasons), the Pledgor hereby pledges to the Pledgee all of the equity interest hereafter acquired by the Pledgor in Party C;

2.

The Pledgee is a wholly-owned subsidiaries of wholly foreign-owned enterprise registered in China. The Pledgee and Party C which is partially owned by the Pledgor have executed an Exclusive Business Cooperation Agreement (as defined below) in Beijing; Party C, the Pledgee and the Pledgor have executed an Exclusive Option Agreement (as defined below); the Pledgor has executed a Power of Attorney (as defined below) in favor of the Pledgee;

3.

To ensure that Party C and the Pledgor fully perform their obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney, the Pledgor hereby pledges to the Pledgee all of the equity interest that the Pledgor holds in Party C as security for Party C’s and the Pledgor’s obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney.

To perform the provisions of the Transaction Documents (as defined below), the Parties have mutually agreed to execute this Agreement upon the following terms.

1.	Definitions

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1

Pledge: shall refer to the security interest granted by the Pledgor to the Pledgee pursuant to Section 2 of this Agreement, i.e., the right of the Pledgee to be paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from the auction or sale of the Equity Interest.

1.2	Equity Interest: shall refer to RMB 500,000 in the registered capital of Party C, and all of the equity interest hereafter acquired by the Pledgor in Party C.

1.3	Term of the Pledge: shall refer to the term set forth in Section 3 of this Agreement.

1.4

Transaction Documents: shall refer to the Exclusive Consulting and Management Services Agreement executed by and between Party C and the Pledgee on June 1, 2018 (the “Exclusive Business Cooperation Agreement”), the Exclusive Option Agreement executed by and among Party C, the Pledgee and the Pledgor on June 1, 2018 (the “Exclusive Option Agreement”), Power of Attorney executed on June 1, 2018 by the Pledgor (the “Power of Attorney”) and any modification, amendment and restatement to the aforementioned documents.

1.5

Contract Obligations: shall refer to all the obligations of the Pledgor under the Exclusive Option Agreement, the Power of Attorney and this Agreement; all the obligations of Party C under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and this Agreement.

1.6

Secured Indebtedness: shall refer to RMB 500,000, as well as all the direct, indirect and derivative losses and losses of anticipated profits, suffered by the Pledgee, incurred as a result of any Event of Default. The amount of such loss shall be calculated in accordance with the reasonable business plan and profit forecast of the Pledgee, the consulting and service fees payable to the Pledgee under the Exclusive Business Cooperation Agreement, all expenses occurred in connection with enforcement by the Pledgee of the Pledgor’s and/or Party C’s Contract Obligations and etc.

1.7	Event of Default: shall refer to any of the circumstances set forth in Section 7 of this Agreement.

1.8	Notice of Default: shall refer to the notice issued by the Pledgee in accordance with this Agreement declaring an Event of Default.

2.	Pledge

2.1

The Pledgor agrees to pledge all the Equity Interest as security for performance of the Contract Obligations and payment of the Secured Indebtedness under this Agreement. Party C hereby assents that the Pledgor pledges the Equity Interest to the Pledgee pursuant to this Agreement.

2.2

During the term of the Pledge, the Pledgee is entitled to receive dividends distributed on the Equity Interest. The Pledgor may receive dividends distributed on the Equity Interest only with prior written consent of the Pledgee. Dividends received by the Pledgor on Equity Interest after the deduction of individual income tax paid by the Pledgor shall be, as required by the Pledgee, (1) deposited into an account designated and supervised by the Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to making any other payment; or (2) unconditionally donated to the Pledgee or any other person designated by the Pledgee to the extent permitted under the applicable PRC laws.

2.3

The Pledgor may subscribe for a capital increase in Party C only with prior written consent of the Pledgee. Any equity interest obtained by the Pledgor as a result of the Pledgor’s subscription of the increased registered capital of Party C shall also be deemed as Equity Interest.

2.4

In the event that Party C is required by PRC law to be liquidated or dissolved, any interest distributed to the Pledgor upon Party C’s dissolution or liquidation shall, upon the request of the Pledgee, be (1) deposited into an account designated and supervised by the Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) unconditionally donated to the Pledgee or any other person designated by the Pledgee to the extent permitted under the applicable PRC laws.

3.	Term of the Pledge

3.1

The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein is registered with the relevant administration for industry and commerce (the “AIC”). The Pledge shall remain effective until all Contract Obligations have been fully performed or all Secured Indebtedness has been fully paid. The Pledgor and Party C shall (1) register the Pledge in the shareholders’ register of Party C within 3 business days following the execution of this Agreement, and (2) submit an application to the AIC for the registration of the Pledge of the Equity Interest contemplated herein within 30 business days following the execution of this Agreement. The parties covenant that for the purpose of registration of the Pledge, the parties hereto and all other shareholders of Party C shall submit to the AIC this Agreement or an equity interest pledge contract in the form required by the AIC at the location of Party C which shall truly reflect the information of the Pledge hereunder (the “AIC Pledge Contract”). For matters not specified in the AIC Pledge Contract, the Parties shall be bound by the provisions of this Agreement. The Pledgor and Party C shall submit all necessary documents and complete all necessary procedures, as required by the relevant PRC laws and regulations and the competent AIC, to ensure that the Pledge of the Equity Interest shall be registered with the AIC as soon as possible after submission for filing.

3.2

During the Term of the Pledge, in the event the Pledgor and/or Party C fails to perform the Contract Obligations or pay Secured Indebtedness, the Pledgee shall have the right, but not the obligation, to exercise the Pledge in accordance with the provisions of this Agreement.

4.	Custody of Records for Equity Interest subject to the Pledge

4.1

During the Term of the Pledge set forth in this Agreement, the Pledgor shall deliver to the Pledgee’s custody the capital contribution certificate for the Equity Interest and the shareholders’ register containing the Pledge within one week from the execution of this Agreement. The Pledgee shall have custody of such documents during the entire Term of the Pledge set forth in this Agreement.

5.	Representations and Warranties of the Pledgor and Party C

As of the execution date of this Agreement, the Pledgor and Party C hereby jointly and severally represent and warrant to the Pledgee that:

5.1	The Pledgor is the sole legal and beneficial owner of the Equity Interest.

5.2	The Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.3	Except for the Pledge, the Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

5.4

The Pledgor and Party C have obtained any and all approvals and consents from the applicable government authorities and third parties (if required) for the execution, delivery and performance of this Agreement.

5.5

The execution, delivery and performance of this Agreement will not: (i) violate any relevant PRC laws; (ii) conflict with Party C’s articles of association or other constitutional documents; (iii) result in any breach of or constitute any default under any contract or instrument to which it is a party or by which it is otherwise bound; (iv) result in any violation of any condition for the grant and/or maintenance of any permit or approval granted to any Party; or (v) cause any permit or approval granted to any Party to be suspended, cancelled or attached with additional conditions.

6.	Covenants the Pledgor and Party C

6.1	During the term of this Agreement, the Pledgor and Party C hereby jointly and severally covenant to the Pledgee:

6.1.1

The Pledgor shall not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest or any portion thereof, without the prior written consent of the Pledgee, except for the performance of the Transaction Documents;

6.1.2

The Pledgor and Party C shall comply with the provisions of all laws and regulations applicable to the pledge of rights, and within five (5) days of receipt of any notice, order or recommendation issued or prepared by the competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to the Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon the Pledgee’s reasonable request or upon consent of the Pledgee;

6.1.3

The Pledgor and Party C shall promptly notify the Pledgee of any event or notice received by the Pledgor that may have an impact on the Equity Interest or any portion thereof, as well as any event or notice received by the Pledgor that may have an impact on any guarantees and other obligations of the Pledgor arising out of this Agreement.

6.1.4	Party C shall complete the registration procedures for the extension of the operation term within three (3) months prior to the expiration of such term to maintain the validity of this Agreement.

6.2

The Pledgor agrees that the rights acquired by the Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by the Pledgor or any heirs or representatives of the Pledgor or any other persons through any legal proceedings.

6.3

To protect or perfect the security interest granted by this Agreement for the Contract Obligations and Secured Indebtedness, the Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by the Pledgee. The Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by the Pledgee, to facilitate the exercise by the Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with the Pledgee or designee(s) of the Pledgee (natural persons/legal persons). The Pledgor undertakes to provide the Pledgee within a reasonable time with all notices, the orders and decisions regarding the Pledge that are required by the Pledgee.

6.4

The Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions, the Pledgor shall indemnify the Pledgee for all losses resulting therefrom.

7.	Event of Breach

7.1	The following circumstances shall be deemed an Event of Default:

7.1.1	The Pledgor’s any breach to any obligations under the Transaction Documents and/or this Agreement.

7.1.2	Party C’s any breach to any obligations under the Transaction Documents and/or this Agreement.

7.2

Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, the Pledgor and Party C shall immediately notify the Pledgee in writing accordingly.

7.3

Unless an Event of Default set forth in Section 7.1 has been successfully resolved to the Pledgee’s satisfaction within twenty (20) days after the Pledgee and /or Party C delivers a notice to the Pledgor requesting ratification of such Event of Default, the Pledgee may issue a Notice of Default to the Pledgor in writing at any time thereafter, demanding the Pledgor to immediately exercise the Pledge in accordance with the provisions of Section 8 of this Agreement.

8.	Exercise of the Pledge

8.1	The Pledgee shall issue a written Notice of Default to the Pledgor when it exercises the Pledge.

8.2

Subject to the provisions of Section 7.3, the Pledgee may exercise the right to enforce the Pledge at any time after the issuance of the Notice of Default in accordance with Section 8.1. Once the Pledgee elects to enforce the Pledge, the Pledgor shall cease to be entitled to any rights or interests associated with the Equity Interest.

8.3

After the Pledgee issues a Notice of Default to the Pledgor in accordance with Section 8.1, the Pledgee may exercise any remedy measure under the applicable PRC laws, the Transaction Documents and this Agreement, including but not limited to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from the auction or sale of the Equity Interest. The Pledgee shall not be liable for any loss incurred by its duly exercise of such rights and powers.

8.4

The proceeds from the exercise of the Pledge by the Pledgee shall be used to pay for taxes and expenses incurred as a result of disposing the Equity Interest and to perform Contract Obligations and pay the Secured Indebtedness to the Pledgee prior and in preference to any other payment. After the payment of the aforementioned amounts, the remaining balance shall be returned to the Pledgor or any other person who have rights to such balance under applicable laws or be deposited to the local notary public office where the Pledgor resides, with all expenses incurred being borne by the Pledgor. To the extent permitted under the applicable PRC laws, the Pledgor shall unconditionally donate the aforementioned proceeds to the Pledgee or any other person designated by the Pledgee.

8.5

The Pledgee may exercise any remedy measure available simultaneously or in any order. The Pledgee may exercise the right to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from the auction or sale of the Equity Interest under this Agreement, without exercising any other remedy measure first.

8.6	The Pledgee is entitled to designate an attorney or other representatives to exercise the Pledge on its behalf, and the Pledgor or Party C shall not raise any objection to such exercise.

8.7

When the Pledgee disposes of the Pledge in accordance with this Agreement, the Pledgor and Party C shall provide the necessary assistance to enable the Pledgee to enforce the Pledge in accordance with this Agreement.

9.	Breach of Agreement

9.1

If the Pledgor or Party C conducts any material breach of any term of this Agreement, the Pledgee shall have right to terminate this Agreement and/or require the Pledgor or Party C to indemnify all damages; this Section 9 shall not prejudice any other rights of the Pledgee herein;

9.2	The Pledgor or Party C shall not have any right to terminate this Agreement in any event unless otherwise required by the applicable laws.

10.	Assignment

10.1	Without the Pledgee’s prior written consent, the Pledgor and Party C shall not have the right to assign or delegate their rights and obligations under this Agreement.

10.2	This Agreement shall be binding on the Pledgor and his/her successors and permitted assigns, and shall be valid with respect to the Pledgee and each of its successors and assigns.

10.3

At any time, the Pledgee may assign any and all of its rights and obligations under the Transaction Documents and this Agreement to its designee(s), in which case the assigns shall have the rights and obligations of the Pledgee under the Transaction Documents and this Agreement, as if it were the original party to the Transaction Documents and this Agreement.

10.4

In the event of change of the Pledgee due to assignment, the Pledgor and/or Party C shall, at the request of the Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register the same with the competent AIC.

10.5

The Pledgor and Party C shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Transaction Documents, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of the Pledgor with respect to the Equity Interest pledged hereunder shall not be exercised by the Pledgor except in accordance with the written instructions of the Pledgee.

11.	Termination

11.1

Upon the fulfillment of all Contract Obligations and the full payment of all Secured Indebtedness by the Pledgor and Party C, the Pledgee shall release the Pledge under this Agreement upon the Pledgor’s request as soon as reasonably practicable and shall assist the Pledgor in de-registering the Pledge from the shareholders’ register of Party C and with the competent PRC local administration for industry and commerce.

11.2	The provisions under Sections 9, 13, 14 and 11.2 herein of this Agreement shall survive the expiration or termination of this Agreement.

12.	Handling Fees and Other Expenses

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

13.	Confidentiality

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain the confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

14.	Governing Law and Resolution of Disputes

14.1	The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

14.2

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to Beijing Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijing. The arbitration award shall be final and binding on all Parties.

14.3

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

15.	Notices

15.1

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, prepaid postage, a commercial courier service or facsimile transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

15.2	Notices given by personal delivery, courier service, registered mail or prepaid postage shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

15.3	Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

15.4	For the purpose of notices, the addresses of the Parties are as follows:

Party A:	Beijing Yiliulinger Information Technology Co., Ltd.
Address:	20/F Block B, Tower 2 Wangjing SOHO, No.1 Futong East Street Chaoyang District, Beijing, PRC.
Attn:	Ying Zhang
Phone:	010-5731 0733

Party B:	Xiaoliang Lei
Address:	20/F Block B, Tower 2 Wangjing SOHO, No.1 Futong East Street Chaoyang District, Beijing, PRC.
Attn:	Ying Zhang
Phone:	010-5731 0733

Party C:	Hainan Miaoka Network Technology Co., Ltd.
Address:	20/F Block B, Tower 2 Wangjing SOHO, No.1 Futong East Street Chaoyang District, Beijing, PRC.
Attn:	Ying Zhang
Phone:	010-5731 0733

15.5	Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

16.	Severability

In the event that one or several of the provisions of this Contract are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Contract shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

17.	Attachments

The attachments set forth herein shall be an integral part of this Agreement.

18.	Effectiveness

18.1	This Agreement shall become effective upon execution by the Parties.

18.2

Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon completion of the governmental filing procedures (if applicable) after the affixation of the signatures or seals of the Parties.

19.	Language and Counterparts

This Agreement is written in Chinese and English in four copies. The Pledgor, the Pledgee and Party C shall hold one copy respectively and the other copy shall be used for registration. In the event there is any discrepancy between the Chinese and English versions, the Chinese version shall prevail.

The Remainder of this page is intentionally left blank

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

Party A: Beijing Yiliulinger Information Technology Co., Ltd.

By:	/s/ Xiaoliang Lei /common seal/
Name:	Xiaoliang Lei
Title:	Legal Representative

Party B: Xiaoliang Lei

By:	/s/ Xiaoliang Lei

Party C: Hainan Miaoka Network Technology Co., Ltd.

By:	/s/ Xiaoliang Lei /common seal/
Name:	Xiaoliang Lei
Title:	Legal Representative

Attachments:

1.	Shareholders’ Register of Party C;

2.	The Capital Contribution Certificate for Party C;

3.	Exclusive Business Cooperation Agreement.

4.	Exclusive Option Agreement

5.	Power of Attorney

Equity Interest Pledge Agreement

This Equity Interest Pledge Agreement (this “Agreement”) has been executed by and among the following parties on June 1, 2018 in Beijing, the People’s Republic of China (“China” or the “PRC”):

Party A:	Beijing Yiliulinger Information Technology Co., Ltd (hereinafter the “Pledgee”), a wholly-owned subsidiaries of wholly foreign owned enterprise, organized and existing under the laws of the PRC, with its address at Room 305, Building 4, Yard 13, Kaifang East Road, Huairou District, Beijing;

Party B:	Li Wang (hereinafter the “Pledgor”), a Chinese citizen with Chinese Identification No.: ***; and

Party C:	Hainan Miaoka Network Technology Co., Ltd., a limited liability company organized and existing under the laws of the PRC, with its address at Room 201, Building A18, Hainan Ecological Software Park, High-tech Industries Demonstration Zone, Laocheng District, Hainan.

In this Agreement, each of the Pledgee, the Pledgor and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

Whereas:

1.

The Pledgor is a citizen of China who as of the date hereof holds RMB 500,000 in the registered capital of Party C. Party C is a limited liability company registered in Hainan, China, engaging in development and operation of internet products. Party C acknowledges the respective rights and obligations of the Pledgor and the Pledgee under this Agreement, and intends to provide any necessary assistance in registering the Pledge; To ensure that Party C fully and timely pays the Secured Indebtedness and any or all of the payments under the Transaction Documents payable to the Pledgee, including but not limited to the management fees and service fees provided in the Transaction Documents (whether such fees become due and payable due to the arrival of the maturity date, advance payment requirements or any other reasons), the Pledgor hereby pledges to the Pledgee all of the equity interest hereafter acquired by the Pledgor in Party C;

2.

The Pledgee is a wholly-owned subsidiaries of wholly foreign-owned enterprise registered in China. The Pledgee and Party C which is partially owned by the Pledgor have executed an Exclusive Business Cooperation Agreement (as defined below) in Beijing; Party C, the Pledgee and the Pledgor have executed an Exclusive Option Agreement (as defined below); the Pledgor has executed a Power of Attorney (as defined below) in favor of the Pledgee;

1

3.

To ensure that Party C and the Pledgor fully perform their obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney, the Pledgor hereby pledges to the Pledgee all of the equity interest that the Pledgor holds in Party C as security for Party C’s and the Pledgor’s obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney.

To perform the provisions of the Transaction Documents (as defined below), the Parties have mutually agreed to execute this Agreement upon the following terms.

1.	Definitions

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1

Pledge: shall refer to the security interest granted by the Pledgor to the Pledgee pursuant to Section 2 of this Agreement, i.e., the right of the Pledgee to be paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from the auction or sale of the Equity Interest.

1.2	Equity Interest: shall refer to RMB 500,000 in the registered capital of Party C, and all of the equity interest hereafter acquired by the Pledgor in Party C.

1.3	Term of the Pledge: shall refer to the term set forth in Section 3 of this Agreement.

1.4

Transaction Documents: shall refer to the Exclusive Consulting and Management Services Agreement executed by and between Party C and the Pledgee on June 1, 2018 (the “Exclusive Business Cooperation Agreement”), the Exclusive Option Agreement executed by and among Party C, the Pledgee and the Pledgor on June 1, 2018 (the “Exclusive Option Agreement”), Power of Attorney executed on June 1, 2018 by the Pledgor (the “Power of Attorney”) and any modification, amendment and restatement to the aforementioned documents.

1.5

Contract Obligations: shall refer to all the obligations of the Pledgor under the Exclusive Option Agreement, the Power of Attorney and this Agreement; all the obligations of Party C under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and this Agreement.

1.6

Secured Indebtedness: shall refer to RMB 500,000, as well as all the direct, indirect and derivative losses and losses of anticipated profits, suffered by the Pledgee, incurred as a result of any Event of Default. The amount of such loss shall be calculated in accordance with the reasonable business plan and profit forecast of the Pledgee, the consulting and service fees payable to the Pledgee under the Exclusive Business Cooperation Agreement, all expenses occurred in connection with enforcement by the Pledgee of the Pledgor’s and/or Party C’s Contract Obligations and etc.

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1.7	Event of Default: shall refer to any of the circumstances set forth in Section 7 of this Agreement.

1.8	Notice of Default: shall refer to the notice issued by the Pledgee in accordance with this Agreement declaring an Event of Default.

2.	Pledge

2.1

The Pledgor agrees to pledge all the Equity Interest as security for performance of the Contract Obligations and payment of the Secured Indebtedness under this Agreement. Party C hereby assents that the Pledgor pledges the Equity Interest to the Pledgee pursuant to this Agreement.

2.2

During the term of the Pledge, the Pledgee is entitled to receive dividends distributed on the Equity Interest. The Pledgor may receive dividends distributed on the Equity Interest only with prior written consent of the Pledgee. Dividends received by the Pledgor on Equity Interest after the deduction of individual income tax paid by the Pledgor shall be, as required by the Pledgee, (1) deposited into an account designated and supervised by the Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to making any other payment; or (2) unconditionally donated to the Pledgee or any other person designated by the Pledgee to the extent permitted under the applicable PRC laws.

2.3

The Pledgor may subscribe for a capital increase in Party C only with prior written consent of the Pledgee. Any equity interest obtained by the Pledgor as a result of the Pledgor’s subscription of the increased registered capital of Party C shall also be deemed as Equity Interest.

2.4

In the event that Party C is required by PRC law to be liquidated or dissolved, any interest distributed to the Pledgor upon Party C’s dissolution or liquidation shall, upon the request of the Pledgee, be (1) deposited into an account designated and supervised by the Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) unconditionally donated to the Pledgee or any other person designated by the Pledgee to the extent permitted under the applicable PRC laws.

3.	Term of the Pledge

3.1

The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein is registered with the relevant administration for industry and commerce (the “AIC”). The Pledge shall remain effective until all Contract Obligations have been fully performed or all Secured Indebtedness has been fully paid. The Pledgor and Party C shall (1) register the Pledge in the shareholders’ register of Party C within 3 business days following the execution of this Agreement, and (2) submit an application to the AIC for the registration of the Pledge of the Equity Interest contemplated herein within 30 business days following the execution of this Agreement. The parties covenant that for the purpose of registration of the Pledge, the parties hereto and all other shareholders of Party C shall submit to the AIC this Agreement or an equity interest pledge contract in the form required by the AIC at the location of Party C which shall truly reflect the information of the Pledge hereunder (the “AIC Pledge Contract”). For matters not specified in the AIC Pledge Contract, the Parties shall be bound by the provisions of this Agreement. The Pledgor and Party C shall submit all necessary documents and complete all necessary procedures, as required by the relevant PRC laws and regulations and the competent AIC, to ensure that the Pledge of the Equity Interest shall be registered with the AIC as soon as possible after submission for filing.

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3.2

During the Term of the Pledge, in the event the Pledgor and/or Party C fails to perform the Contract Obligations or pay Secured Indebtedness, the Pledgee shall have the right, but not the obligation, to exercise the Pledge in accordance with the provisions of this Agreement.

4.	Custody of Records for Equity Interest subject to the Pledge

4.1

During the Term of the Pledge set forth in this Agreement, the Pledgor shall deliver to the Pledgee’s custody the capital contribution certificate for the Equity Interest and the shareholders’ register containing the Pledge within one week from the execution of this Agreement. The Pledgee shall have custody of such documents during the entire Term of the Pledge set forth in this Agreement.

5.	Representations and Warranties of the Pledgor and Party C

As of the execution date of this Agreement, the Pledgor and Party C hereby jointly and severally represent and warrant to the Pledgee that:

5.1	The Pledgor is the sole legal and beneficial owner of the Equity Interest.

5.2	The Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.
5.3	Except for the Pledge, the Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

5.4

The Pledgor and Party C have obtained any and all approvals and consents from the applicable government authorities and third parties (if required) for the execution, delivery and performance of this Agreement.

5.5

The execution, delivery and performance of this Agreement will not: (i) violate any relevant PRC laws; (ii) conflict with Party C’s articles of association or other constitutional documents; (iii) result in any breach of or constitute any default under any contract or instrument to which it is a party or by which it is otherwise bound; (iv) result in any violation of any condition for the grant and/or maintenance of any permit or approval granted to any Party; or (v) cause any permit or approval granted to any Party to be suspended, cancelled or attached with additional conditions.

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6.	Covenants the Pledgor and Party C

6.1	During the term of this Agreement, the Pledgor and Party C hereby jointly and severally covenant to the Pledgee:

6.1.1

The Pledgor shall not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest or any portion thereof, without the prior written consent of the Pledgee, except for the performance of the Transaction Documents;

6.1.2

The Pledgor and Party C shall comply with the provisions of all laws and regulations applicable to the pledge of rights, and within five (5) days of receipt of any notice, order or recommendation issued or prepared by the competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to the Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon the Pledgee’s reasonable request or upon consent of the Pledgee;

6.1.3

The Pledgor and Party C shall promptly notify the Pledgee of any event or notice received by the Pledgor that may have an impact on the Equity Interest or any portion thereof, as well as any event or notice received by the Pledgor that may have an impact on any guarantees and other obligations of the Pledgor arising out of this Agreement.

6.1.4	Party C shall complete the registration procedures for the extension of the operation term within three (3) months prior to the expiration of such term to maintain the validity of this Agreement.

6.2

The Pledgor agrees that the rights acquired by the Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by the Pledgor or any heirs or representatives of the Pledgor or any other persons through any legal proceedings.

6.3

To protect or perfect the security interest granted by this Agreement for the Contract Obligations and Secured Indebtedness, the Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by the Pledgee. The Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by the Pledgee, to facilitate the exercise by the Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with the Pledgee or designee(s) of the Pledgee (natural persons/legal persons). The Pledgor undertakes to provide the Pledgee within a reasonable time with all notices, the orders and decisions regarding the Pledge that are required by the Pledgee.

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6.4

The Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions, the Pledgor shall indemnify the Pledgee for all losses resulting therefrom.

7.	Event of Breach

7.1	The following circumstances shall be deemed an Event of Default:

7.1.3	The Pledgor’s any breach to any obligations under the Transaction Documents and/or this Agreement.

7.1.4	Party C’s any breach to any obligations under the Transaction Documents and/or this Agreement.

7.2

Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, the Pledgor and Party C shall immediately notify the Pledgee in writing accordingly.

7.3

Unless an Event of Default set forth in Section 7.1 has been successfully resolved to the Pledgee’s satisfaction within twenty (20) days after the Pledgee and /or Party C delivers a notice to the Pledgor requesting ratification of such Event of Default, the Pledgee may issue a Notice of Default to the Pledgor in writing at any time thereafter, demanding the Pledgor to immediately exercise the Pledge in accordance with the provisions of Section 8 of this Agreement.

8.	Exercise of the Pledge

8.1	The Pledgee shall issue a written Notice of Default to the Pledgor when it exercises the Pledge.

8.2

Subject to the provisions of Section 7.3, the Pledgee may exercise the right to enforce the Pledge at any time after the issuance of the Notice of Default in accordance with Section 8.1. Once the Pledgee elects to enforce the Pledge, the Pledgor shall cease to be entitled to any rights or interests associated with the Equity Interest.

8.3

After the Pledgee issues a Notice of Default to the Pledgor in accordance with Section 8.1, the Pledgee may exercise any remedy measure under the applicable PRC laws, the Transaction Documents and this Agreement, including but not limited to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from the auction or sale of the Equity Interest. The Pledgee shall not be liable for any loss incurred by its duly exercise of such rights and powers.

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8.4

The proceeds from the exercise of the Pledge by the Pledgee shall be used to pay for taxes and expenses incurred as a result of disposing the Equity Interest and to perform Contract Obligations and pay the Secured Indebtedness to the Pledgee prior and in preference to any other payment. After the payment of the aforementioned amounts, the remaining balance shall be returned to the Pledgor or any other person who have rights to such balance under applicable laws or be deposited to the local notary public office where the Pledgor resides, with all expenses incurred being borne by the Pledgor. To the extent permitted under the applicable PRC laws, the Pledgor shall unconditionally donate the aforementioned proceeds to the Pledgee or any other person designated by the Pledgee.

8.5

The Pledgee may exercise any remedy measure available simultaneously or in any order. The Pledgee may exercise the right to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from the auction or sale of the Equity Interest under this Agreement, without exercising any other remedy measure first.

8.6	The Pledgee is entitled to designate an attorney or other representatives to exercise the Pledge on its behalf, and the Pledgor or Party C shall not raise any objection to such exercise.

8.7

When the Pledgee disposes of the Pledge in accordance with this Agreement, the Pledgor and Party C shall provide the necessary assistance to enable the Pledgee to enforce the Pledge in accordance with this Agreement.

9.	Breach of Agreement

9.1

If the Pledgor or Party C conducts any material breach of any term of this Agreement, the Pledgee shall have right to terminate this Agreement and/or require the Pledgor or Party C to indemnify all damages; this Section 9 shall not prejudice any other rights of the Pledgee herein;

9.2	The Pledgor or Party C shall not have any right to terminate this Agreement in any event unless otherwise required by the applicable laws.

10.	Assignment

10.1	Without the Pledgee’s prior written consent, the Pledgor and Party C shall not have the right to assign or delegate their rights and obligations under this Agreement.

10.2	This Agreement shall be binding on the Pledgor and his/her successors and permitted assigns, and shall be valid with respect to the Pledgee and each of its successors and assigns.

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10.3

At any time, the Pledgee may assign any and all of its rights and obligations under the Transaction Documents and this Agreement to its designee(s), in which case the assigns shall have the rights and obligations of the Pledgee under the Transaction Documents and this Agreement, as if it were the original party to the Transaction Documents and this Agreement.

10.4

In the event of change of the Pledgee due to assignment, the Pledgor and/or Party C shall, at the request of the Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register the same with the competent AIC.

10.5

The Pledgor and Party C shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Transaction Documents, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of the Pledgor with respect to the Equity Interest pledged hereunder shall not be exercised by the Pledgor except in accordance with the written instructions of the Pledgee.

11.	Termination

11.1

Upon the fulfillment of all Contract Obligations and the full payment of all Secured Indebtedness by the Pledgor and Party C, the Pledgee shall release the Pledge under this Agreement upon the Pledgor’s request as soon as reasonably practicable and shall assist the Pledgor in de-registering the Pledge from the shareholders’ register of Party C and with the competent PRC local administration for industry and commerce.

11.2	The provisions under Sections 9, 13, 14 and 11.2 herein of this Agreement shall survive the expiration or termination of this Agreement.

12.	Handling Fees and Other Expenses

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

13.	Confidentiality

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain the confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

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14.	Governing Law and Resolution of Disputes

14.1	The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

14.2

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to Beijing Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijing. The arbitration award shall be final and binding on all Parties.

14.3

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

15.	Notices

15.1

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, prepaid postage, a commercial courier service or facsimile transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

15.2	Notices given by personal delivery, courier service, registered mail or prepaid postage shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

15.3	Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

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15.4	For the purpose of notices, the addresses of the Parties are as follows:

Party A:	Beijing Yiliulinger Information Technology Co., Ltd.
Address:	20/F Block B, Tower 2 Wangjing SOHO, No.1 Futong East Street Chaoyang District, Beijing, PRC.
Attn:	Ying Zhang
Phone:	010-5731 0733

Party B:	Li Wang
Address:	20/F Block B, Tower 2 Wangjing SOHO, No.1 Futong East Street Chaoyang District, Beijing, PRC.
Attn:	Ying Zhang
Phone:	010-5731 0733

Party C:	Hainan Miaoka Network Technology Co., Ltd.
Address:	20/F Block B, Tower 2 Wangjing SOHO, No.1 Futong East Street Chaoyang District, Beijing, PRC.
Attn:	Ying Zhang
Phone:	010-5731 0733

15.5	Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

16.	Severability

In the event that one or several of the provisions of this Contract are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Contract shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

17.	Attachments

The attachments set forth herein shall be an integral part of this Agreement.

18.	Effectiveness

18.1	This Agreement shall become effective upon execution by the Parties.

18.2

Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon completion of the governmental filing procedures (if applicable) after the affixation of the signatures or seals of the Parties.

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19.	Language and Counterparts

This Agreement is written in Chinese and English in four copies. The Pledgor, the Pledgee and Party C shall hold one copy respectively and the other copy shall be used for registration. In the event there is any discrepancy between the Chinese and English versions, the Chinese version shall prevail.

The Remainder of this page is intentionally left blank

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IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

Party A: Beijing Yiliulinger Information Technology Co., Ltd.

By:	/s/ Xiaoliang Lei /common seal/
Name:	Xiaoliang Lei
Title:	Legal Representative

Party B: Li Wang

By:	/s/ Li Wang

Party C: Hainan Miaoka Network Technology Co., Ltd.

By:	/s/ Xiaoliang Lei /common seal/
Name:	Xiaoliang Lei
Title:	Legal Representative

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Attachments:

6.	Shareholders’ Register of Party C;

7.	The Capital Contribution Certificate for Party C;

8.	Exclusive Business Cooperation Agreement.

9.	Exclusive Option Agreement

10.	Power of Attorney

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